Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Summary of Intangible Assets, Net

Intangible assets consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB
BCA	1,554,046	—
Brand names	321,000	321,000
NCC	79,141	—
Technology/platform	31,600	—
Total	1,985,787	321,000
Less: accumulated amortization	(1,722,259)	(124,372)
Less: accumulated impairment loss	(206,925)	(185,975)
Intangible assets, net	56,603	10,653